                                                           EXHIBIT 10.81


                                SUGARLOAF JOINDER

                                     JOINDER
                                       OF
                         SUGARLOAF MOUNTAIN CORPORATION
                                    SUGARTECH
                                       and
                                  MOUNTAINSIDE

                                                August 30, 1996

Fleet National Bank, as Agent
One Federal Street
Boston, MA  02211

Ladies and Gentlemen:

      Reference is made to that certain Credit Agreement dated as of June 28, 1996, as from time to time in effect (the "Credit Agreement"), by and among American Skiing Company, a Maine corporation ("American Ski"), certain of its subsidiaries (together with American Ski, the "Borrowers"), Fleet National Bank, as agent (the "Agent") and the lenders party thereto. All capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

      Immediately following the execution and delivery hereof, the undersigned, Sugarloaf Mountain Corporation, a Maine corporation ("Sugarloaf"), Sugartech, a Maine corporation ("Sugartech"), and Mountainside, a Maine corporation ("Mountainside"), will be wholly-owned Subsidiaries of American Ski.

      To induce the Lenders to make Revolving Credit Advances and Swing Line Loans from time to time to the Borrowers and in accordance with Section 2.15 of the Credit Agreement, Sugarloaf, Sugartech and Mountainside hereby (a) become Borrowers under the Credit Agreement, jointly and severally, and (b) consent and agree (i) to be jointly and severally liable for all Lender Obligations currently outstanding or hereafter created, and (ii) to be bound by all representations, warranties, covenants and agreements of the Borrowers under the Credit Agreement, the Notes and all Lender Agreements in each case, with the same force and effect as if Sugarloaf, Sugartech and Mountainside were signatories to such documents and were expressly named therein. Without limiting the generality of the foregoing, from and after the date hereof, S-K-I Limited will maintain legal and beneficial ownership of 100% of the equity interests of Sugarloaf and its Subsidiaries in accordance with Section 10.1(l) of the Credit Agreement.

      Sugarloaf, Mountainside and Sugartech hereby represent and warrant that all conditions precedent to the Sugarloaf Joinder set forth in Section 2.15 of the Credit Agreement have been satisfied in full.
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      Upon execution of this Joinder and satisfaction of all conditions set forth in Section 2.15 of the Credit Agreement, the Unlimited Guaranty dated as of June 28, 1996 executed by Sugarloaf in favor of the Agent shall terminate.

      Upon execution of this Joinder and satisfaction of all conditions set forth in Section 2.15 of the Credit Agreement, the Unlimited Guaranty dated as of June 28, 1996 executed by Sugartech in favor of the Agent shall terminate.

      Upon execution of this Joinder and satisfaction of all conditions set forth in Section 2.15 of the Credit Agreement, the Unlimited Guaranty dated as of June 28, 1996 executed by Mountainside in favor of the Agent shall terminate.


      EXECUTED as an instrument under seal as of the date first written above.


WITNESS:                            SUGARLOAF MOUNTAIN CORPORATION


/s/ [Illegible                      By: /s/ Thomas M. Richardson
------------------------            ---------------------------------
Name:                               Name: Thomas M. Richardson
                                    Title: Treasurer


WITNESS:                            SUGARTECH


/s/ [Illegible                      By: /s/ Thomas M. Richardson
------------------------            ---------------------------------
Name:                               Name: Thomas M. Richardson
                                    Title: Treasurer


WITNESS:                            MOUNTAINSIDE


/s/ [Illegible                      By: /s/ Thomas M. Richardson
------------------------            ---------------------------------
Name:                               Name: Thomas M. Richardson
                                    Title: Treasurer


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

Acknowledged and Agreed:

FLEET NATIONAL BANK,
      AS AGENT ON BEHALF
      OF EACH OF THE LENDERS


By: /s/ David B. Henderson
----------------------------
Name:  David B. Henderson
Title: Vice President

                                    The undersigned Borrowers hereby (a)
                                    acknowledge the foregoing Joinder, (b) agree to be jointly and severally liable for all obligations of Sugarloaf Mountain Corporation, Sugartech and Mountainside under the Credit Agreement, the Notes and the other Lender Agreements, (c) confirm and restate as of the date hereof, after giving effect to the foregoing Joinder, the representations and warranties of the Borrowers contained in Article 5 of the Credit Agreement, and (d) certify that no Default has occurred under the Credit Agreement.

                                    AMERICAN SKIING COMPANY
                                    SUNDAY RIVER SKIWAY CORPORATION
                                    SUNDAY RIVER LTD.
                                    PERFECT TURN, INC.
                                    SUNDAY RIVER TRANSPORTATION INC.
                                    LBO HOLDING, INC.
                                    CRANMORE, INC.
                                    SUGARBUSH RESORT HOLDINGS INC.
                                    SUGARBUSH LEASING COMPANY
                                    SUGARBUSH RESTAURANTS, INC.
                                    S-K-I LTD.
                                    KILLINGTON, LTD.
                                    MOUNT SNOW LTD.
                                    WATERVILLE VALLEY SKI AREA LTD.
                                    PICO SKI AREA MANAGEMENT COMPANY
                                    RESORT SOFTWARE SERVICES, INC.
                                    KILLINGTON RESTAURANTS
                                    RESORTS TECHNOLOGIES, INC.
                                    DOVER RESTAURANTS, INC.


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

                           DEERFIELD OPERATING COMPANY
                       MOUNTAIN WASTEWATER TREATMENT, INC.


                         By: /s/ Thomas M. Richardson
                             -------------------------------------
                         Name: Thomas M. Richardson
                         Title: Treasurer

                                   JOINDER TO
                        REVOLVING CREDIT NOTES AND SWING
                          LINE NOTE DATED JUNE 28, 1996

      The undersigned, Sugarloaf Mountain Corporation, a Maine corporation, Sugartech, a Maine corporation and Mountainside, a Maine corporation, hereby consent and agree to be jointly and severally bound as a "Borrower" under the terms of those certain Revolving Credit Notes and Swing Line Note, each dated June 28, 1996 in favor of the holders of such notes, with the same force and effect as if the undersigned was a signatory thereto and expressly named therein. The holders of such Notes may attach this Joinder to such notes.

      EXECUTED as an instrument under seal as of August 29, 1996.


WITNESS:                            SUGARLOAF MOUNTAIN CORPORATION


/s/ [Illegible]                     By: /s/ Thomas M. Richardson
-----------------------------           -------------------------------------
Name: [Illegible]                   Name:  Thomas M. Richardson
                                    Title: Treasurer


WITNESS:                            SUGARTECH


/s/ [Illegible]                     By: /s/ Thomas M. Richardson
-----------------------------           -------------------------------------
Name: [Illegible]                   Name:  Thomas M. Richardson
                                    Title: Treasurer


WITNESS:                            MOUNTAINSIDE


/s/ [Illegible]                     By: /s/ Thomas M. Richardson
-----------------------------           -------------------------------------
Name: [Illegible]                   Name:  Thomas M. Richardson
                                    Title: Treasurer


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